EXHIBIT 21

SUBSIDIARIES

Johnson & Johnson, a New Jersey corporation, had the domestic and international subsidiaries shown below as of January 3, 2010. Certain U.S. subsidiaries and international subsidiaries are not named because they were not significant in the aggregate. Johnson & Johnson has no parent.

Jurisdiction of
Name of Subsidiary	Organization

U.S. Subsidiaries:
Advanced Sterilization Products Services Inc.	New Jersey
Advanced Technologies and Regenerative Medicine, LLC	Delaware
ALZA Corporation	Delaware
ALZA Development Corporation	California
ALZA Land Management, Inc.	Delaware
Animas Corporation	Delaware
Biosense Webster, Inc.	California
Centocor Biologics, LLC	Pennsylvania
Centocor Ortho Biotech Inc.	Pennsylvania
Centocor Ortho Biotech Products, L.P.	New Jersey
Centocor Ortho Biotech Services LLC	New Jersey
Centocor Research & Development, Inc.	Pennsylvania
CNA Development LLC	Delaware
Codman & Shurtleff, Inc.	New Jersey
Conor Medsystems, LLC	Delaware
Cordis Corporation	Florida
Cordis International Corporation	Delaware
Cordis LLC	Delaware
Cougar Biotechnology, Inc.	Delaware
Crescendo Pharmaceuticals Corporation	Delaware
DePuy, Inc.	Delaware
DePuy Mitek, Inc.	Massachusetts
DePuy Orthopaedics, Inc.	Indiana
DePuy Products, Inc.	Indiana
DePuy Spine, Inc.	Ohio
DePuy Spine Sales Limited Partnership	Massachusetts
Diabetes Diagnostics, Inc.	Delaware
Ethicon Endo-Surgery, Inc.	Ohio
Ethicon Endo-Surgery, LLC	Delaware
Ethicon Endo-Surgery Services, L.P.	Texas
Ethicon, Inc.	New Jersey
Ethicon LLC	Delaware
Global Pharmaceutical Supply Group, LLC	Pennsylvania
GUH Corporation	Delaware
Hand Innovations LLC	Delaware
HealthMedia, Inc.	Michigan
Human Performance Institute, Inc.	Florida
Innovational Holdings, LLC	Delaware
ISO Holding Corp.	Delaware
J&J Holdings (Nevada), Inc.	Nevada

Jurisdiction of
Name of Subsidiary	Organization

Janssen Alzheimer Immunotherapy Research & Development, LLC	Delaware
Janssen Ortho LLC	Delaware
JJHC, LLC	Delaware
JNJ International Investment LLC	Delaware
Johnson & Johnson Consumer Companies, Inc.	New Jersey
Johnson & Johnson Development Corporation	New Jersey
Johnson & Johnson Finance Corporation	New Jersey
Johnson & Johnson Health Care Systems Inc.	New Jersey
Johnson & Johnson International	New Jersey
Johnson & Johnson Japan Inc.	New Jersey
Johnson & Johnson • Merck Consumer Pharmaceuticals Co.	New Jersey
Johnson & Johnson (Middle East) Inc.	New Jersey
Johnson & Johnson Pharmaceutical Research & Development, L.L.C.	New Jersey
Johnson & Johnson Pharmaceutical Services, LLC	New Jersey
Johnson & Johnson Sales and Logistics Company, LLC	New Jersey
Johnson & Johnson Services, Inc.	New Jersey
Johnson & Johnson Urban Renewal Associates	New Jersey
Johnson & Johnson Vision Care, Inc.	Florida
Joint Medical Products Corporation	Delaware
JOM Pharmaceutical Services, Inc.	Delaware
LifeScan, Inc.	California
LifeScan LLC	Delaware
LifeScan Products, LLC	Delaware
LuMend, Inc.	Delaware
McNeil Consumer Healthcare Latin America LLC	Delaware
McNeil Healthcare LLC	Delaware
McNeil LA LLC	Delaware
McNeil Nutritionals, LLC	Delaware
McNEIL-PPC, Inc.	New Jersey
Mentor Minnesota Inc.	Delaware
Mentor Texas L.P.	Delaware
Middlesex Assurance Company Limited	Vermont
Neutrogena Corporation	Delaware
Nitinol Development Corporation	California
Noramco, Inc.	Georgia
OMJ Pharmaceuticals, Inc.	Delaware
OraPharma, Inc.	Delaware
Ortho Biologics LLC	Delaware
Ortho Biotech Holding LLC	Delaware
Ortho-Clinical Diagnostics, Inc.	New York
Ortho-McNeil Finance Co.	Florida
Ortho-McNeil-Janssen Pharmaceuticals, Inc.	Pennsylvania
Patriot Pharmaceuticals, LLC	Pennsylvania
Rutan Realty LLC	New Jersey
Scios Inc.	Delaware
SurgRx, Inc.	Delaware
TERAMed Corporation	Delaware
Therakos, Inc.	Florida

Jurisdiction of
Name of Subsidiary	Organization

Therapeutic Discovery Corporation	Delaware
The Tylenol Company	New Jersey
TransForm Pharmaceuticals, Inc.	Delaware
Veridex, LLC	Delaware
International Subsidiaries:
Alza Ireland Limited	Ireland
Apsis S.A.S.	France
Beijing Dabao Cosmetics Co., Ltd.	China
Biosense Webster (Israel) Ltd.	Israel
Centocor Biologics (Ireland)	Ireland
Centocor B.V.	Netherlands
Cilag Advanced Technologies GmbH	Switzerland
Cilag AG	Switzerland
Cilag de Mexico, S. de R.L. de C.V.	Mexico
Cilag GmbH International	Switzerland
Cilag Holding AG	Switzerland
Cilag Pharmaceuticals GmbH	Switzerland
Cordis Cashel	Ireland
Cordis de Mexico, S.A. de C.V.	Mexico
Cordis Europa N.V.	Netherlands
Cordis Medizinische Apparate GmbH	Germany
DePuy Ace Sarl	Switzerland
DePuy France S.A.S.	France
DePuy International Limited	United Kingdom
DePuy International (Holdings) Limited	United Kingdom
DePuy (Ireland)	Ireland
DePuy Mitek Sarl	Switzerland
DePuy Motion Sarl	Switzerland
DePuy Orthopadie GmbH	Germany
DePuy Spine Sarl	Switzerland
DePuy UK Holdings Limited	United Kingdom
EES Holdings de Mexico, S. de R. L. de C. V.	Mexico
Ethicon Ireland	Ireland
Ethicon PR Holdings	Ireland
Ethicon Sarl	Switzerland
Ethicon SAS	France
Ethicon Women’s Health & Urology Sarl	Switzerland
Ethnor del Istmo S.A.	Panama
FMS Future Medical System SA	Switzerland
Gloster Europe SAS	France
GMED Health Care Limited	Ireland
High Wycombe Property Management Limited	United Kingdom
Janssen Alzheimer Immunotherapy	Ireland
Janssen Alzheimer Immunotherapy (Holding) Limited	Ireland
Janssen-Cilag AB	Sweden
Janssen-Cilag A/S	Denmark
Janssen-Cilag AG	Switzerland
Janssen-Cilag B.V.	Netherlands

Jurisdiction of
Name of Subsidiary	Organization

Janssen-Cilag de Mexico S de R.L. de C.V.	Mexico
Janssen-Cilag Farmaceutica, Lda.	Portugal
Janssen-Cilag Farmaceutica Ltda.	Brazil
Janssen-Cilag GmbH	Germany
Janssen-Cilag Ltd.	Thailand
Janssen-Cilag Limited	United Kingdom
Janssen-Cilag NV	Belgium
Janssen-Cilag OY	Finland
Janssen-Cilag Pharmaceutical S.A.C.I.	Greece
Janssen-Cilag Pharma GmbH	Austria
Janssen-Cilag Polska, Sp. z o.o.	Poland
Janssen-Cilag Pty. Ltd.	Australia
Janssen-Cilag, S.A.	Spain
Janssen-Cilag, S.A. de C.V.	Mexico
Janssen-Cilag S.A.S.	France
Janssen-Cilag S.p.A.	Italy
Janssen-Cilag s.r.o	Czech Republic
Janssen Korea Ltd.	Korea
Janssen-Ortho Inc.	Canada
Janssen Pharmaceutica NV	Belgium
Janssen Pharmaceutica (Pty) Limited	South Africa
Janssen Pharmaceutical K.K.	Japan
Janssen Pharmaceutical	Ireland
J-C HealthCare Ltd.	Israel
JHC Nederland B.V.	Netherlands
Johnson & Johnson AB	Sweden
Johnson & Johnson AG	Switzerland
Johnson & Johnson (China) Investment Co., Ltd.	China
Johnson & Johnson (China) Ltd.	China
Johnson & Johnson Consumer France SAS	France
Johnson & Johnson Consumer Healthcare S.r.l.	Italy
Johnson & Johnson Consumer Services EAME Ltd.	United Kingdom
Johnson & Johnson de Argentina S.A.C.e I.	Argentina
Johnson & Johnson de Colombia S.A.	Colombia
Johnson & Johnson de Mexico, S.A. de C.V.	Mexico
Johnson & Johnson del Ecuador S.A.	Ecuador
Johnson & Johnson del Peru S.A.	Peru
Johnson & Johnson do Brasil Industria E Comercio de Produtos Para Saude Ltda.	Brazil
Johnson & Johnson European Treasury Company	Ireland
Johnson & Johnson Finance Limited	United Kingdom
Johnson & Johnson Financial Services GmbH	Germany
Johnson & Johnson Gesellschaft m.b.H.	Austria
Johnson & Johnson GmbH	Germany
Johnson & Johnson Group Holdings G.m.b.H	Germany
Johnson & Johnson Hellas S.A.	Greece
Johnson & Johnson Hemisferica S.A.	Puerto Rico
Johnson & Johnson Holding GmbH	Germany
Johnson & Johnson (Hong Kong) Limited	Hong Kong

Jurisdiction of
Name of Subsidiary	Organization

Johnson & Johnson Inc.	Canada
Johnson & Johnson Industrial Ltda.	Brazil
Johnson & Johnson International Financial Services Company	Ireland
Johnson & Johnson Kft.	Hungary
Johnson & Johnson K. K.	Japan
Johnson & Johnson Korea, Ltd.	Korea
Johnson & Johnson Limitada	Portugal
Johnson & Johnson Limited	India
Johnson & Johnson Limited	United Kingdom
Johnson & Johnson LLC	Russia
Johnson & Johnson Luxembourg Finance Company Sarl	Luxembourg
Johnson & Johnson Management Limited	United Kingdom
Johnson & Johnson Medical B.V.	Netherlands
Johnson & Johnson Medical (China) Ltd.	China
Johnson & Johnson Medical GmbH	Germany
Johnson & Johnson Medical Holding S.p.A.	Italy
Johnson & Johnson Medical Korea Limited	Korea
Johnson & Johnson Medical Limited	United Kingdom
Johnson & Johnson Medical Mexico, S.A. de C.V.	Mexico
Johnson & Johnson Medical NV	Belgium
Johnson & Johnson Medical Products GmbH	Austria
Johnson & Johnson Medical (Pty) Limited	South Africa
Johnson & Johnson Medical Pty Ltd.	Australia
Johnson & Johnson Medical (Shanghai) Ltd.	China
Johnson & Johnson Medical S.p.A.	Italy
Johnson & Johnson Medical (Suzhou) Ltd.	China
Johnson & Johnson (New Zealand) Limited	New Zealand
Johnson & Johnson Nordic AB	Sweden
Johnson & Johnson Pacific Pty. Limited	Australia
Johnson & Johnson Pakistan (Private) Limited	Pakistan
Johnson & Johnson (Philippines), Inc.	Philippines
Johnson & Johnson Poland Sp. z o.o	Poland
Johnson & Johnson, Prodaja medicinskih in farmacevtskih izdelkov, d.o.o	Slovenia
Johnson & Johnson (Proprietary) Limited	South Africa
Johnson & Johnson Pte. Ltd.	Singapore
Johnson & Johnson Pty. Limited	Australia
Johnson & Johnson S.A.	Spain
Johnson & Johnson SDN. BHD.	Malaysia
Johnson & Johnson S.E. d.o.o.	Croatia
Johnson & Johnson S.p.A	Italy
Johnson & Johnson, s.r.o.	Czech Republic
Johnson & Johnson, s.r.o.	Slovakia
Johnson & Johnson Swiss Finance Company Limited	United Kingdom
Johnson & Johnson Taiwan Ltd.	Taiwan
Johnson & Johnson (Thailand) Ltd.	Thailand
Johnson & Johnson Vision Care (Ireland)	Ireland
Laboratoires Polive S.N.C.	France
Laboratoires Vendome SAS	France

Jurisdiction of
Name of Subsidiary	Organization

Latam International Investment Company	Ireland
Latam Properties Holdings	Ireland
Lifescan Canada Ltd.	Canada
Lifescan Scotland Limited	United Kingdom
McNeil AB	Sweden
McNeil Consumer Healthcare GmbH	Germany
McNeil Consumer Healthcare, S.L.	Spain
McNeil Denmark ApS	Denmark
McNeil Esbjerg ApS	Denmark
McNeil GmbH & Co. oHG	Germany
McNeil Healthcare (UK) Limited	United Kingdom
McNeil Limited	United Kingdom
McNeil Manufacturing Pty Ltd	Australia
McNeil Products Limited	United Kingdom
McNeil Sante Grand Public, S.A.S.	France
McNeil SAS	France
McNeil Sweden AB	Sweden
Medos International Sarl	Switzerland
Medos Sarl	Switzerland
Mentor Medical Systems C.V.	Netherlands
OBTECH Medical Sarl	Switzerland
OMJ Ireland	Ireland
OMJ Manufacturing	Ireland
OMJ PR Holdings	Ireland
Omrix Biopharmaceuticals Ltd.	Israel
Omrix Biopharmaceuticals S.A.	Belgium
Ortho-Clinical Diagnostics	United Kingdom
Ortho-Clinical Diagnostics GmbH	Germany
Ortho-Clinical Diagnostics K.K.	Japan
Ortho-Clinical Diagnostics NV	Belgium
Ortho-Clinical Diagnostics S.A.S.	France
P.T. Johnson & Johnson Indonesia	Indonesia
Perouse Plastie SAS	France
Shanghai Johnson & Johnson Pharmaceuticals, Ltd.	China
Tasmanian Alkaloids Pty. Ltd.	Australia
Tibotec Pharmaceuticals	Ireland
Tibotec-Virco Comm. VA	Belgium
Tibotec-Virco Virology BVBA	Belgium
Turnbuckle Investment Company	Ireland
Vania Expansion, S.N.C.	France
Xian-Janssen Pharmaceutical Ltd.	China